EXHIBIT 99.1

ROWAN COMPANIES, INC.
OFFSHORE RIG FLEET AND CONTRACT STATUS
As of December 20, 2007

OFFSHORE RIGS						Contract Status
	LeTourneau	Depth (feet)		Year in			Day Rate	Estimated
Name	Class	Water	Drilling	Service	Location	Customer	(in thousands)	Duration	Comments ($ in thousands)
Cantilever Jack-up Rigs:
Super 116E #4	S116-E	350	35,000	2011	TBD	TBD	TBD	TBD	Rig planned for construction with delivery expected in 2011.
Super 116E #3	S116-E	350	35,000	2011	TBD	TBD	TBD	TBD	Rig planned for construction with delivery expected in 2011.
240C #4	240-C	400	35,000	2011	TBD	TBD	TBD	TBD	Rig planned for construction with delivery expected in 2011.
Super 116E #2	S116-E	350	35,000	2010	TBD	TBD	TBD	TBD	Rig planned for construction with delivery expected in 2010.
Super 116E #1	S116-E	350	35,000	2010	TBD	TBD	TBD	TBD	Rig planned for construction with delivery expected in 2010.
240C #3	240-C	400	35,000	2010	TBD	TBD	TBD	TBD	Rig planned for construction with delivery expected in 2010.
240C #2	240-C	400	35,000	2009	TBD	TBD	TBD	TBD	Rig planned for construction with delivery expected in 2009.
Rowan Mississippi	240-C	400	35,000	2008	TBD	TBD	TBD	TBD	Rig currently under construction with delivery expected during 3Q 2008.
J.P. Bussell	225-C	300	35,000	2008	TBD	TBD	TBD	TBD	Rig currently under construction with delivery expected during 3Q 2008.
Hank Boswell	225-C	300	35,000	2006	Middle East	Saudi Aramco	Low 190s	March 2011
Bob Keller	225-C	300	35,000	2005	Gulf of Mexico	El Paso	Low 170s	January 2008
Scooter Yeargain	225-C	300	35,000	2004	Middle East	Saudi Aramco	Low 190s	March 2011
Bob Palmer	224-C	550	35,000	2003	Gulf of Mexico	BP	Low 220s	June 2009	BP assigned the contract to Petrobras for one well.
Rowan Gorilla VII	219-C	400	35,000	2002	North Sea	Available
					West Africa	Cabinda	Mid 230s	April 2008	Letter of intent for two years of work offshore Angola; Rig entered shipyard for related modifications on December 19, 2007 and is expected to commence drilling operations by April 1, 2008.
						Cabinda	Low 330s	April 2010
Rowan Gorilla VI	219-C	400	35,000	2000	North Sea	BG	Low 310s	April 2009
						BG	Mid 300s	October 2009
						CNR	Mid 300s	March 2010
Rowan Gorilla V	219-C	400	35,000	1998	North Sea	Total	Mid 170s	March 2009
						Total	Low 260s	August 2010
Rowan Gorilla IV	200-C	450	35,000	1986	Gulf of Mexico	PXP	Mid 180s	March 2008
Rowan Gorilla III	200-C	450	30,000	1984	Trinidad	Petro-Canada	Low 250s	March 2008
Rowan Gorilla II	200-C	450	30,000	1984	Gulf of Mexico	Devon	Mid 170s	April 2008
Rowan-California	116-C	300	30,000	1983	Middle East	Saudi Aramco	Mid 110s	April 2009
Cecil Provine	116-C	300	30,000	1982	Gulf of Mexico	EOG	Low 90s	January 2008
Gilbert Rowe	116-C	350	30,000	1981	Middle East	Maersk	Low 190s	January 2009
Arch Rowan	116-C	350	30,000	1981	Middle East	Saudi Aramco	Mid 110s	April 2009
Charles Rowan	116-C	350	30,000	1981	Middle East	Saudi Aramco	Mid 110s	April 2009
Rowan-Paris	116-C	350	30,000	1980	Middle East	Maersk	Low 190s	January 2009
Rowan-Middletown	116-C	350	30,000	1980	Middle East	Saudi Aramco	Mid 110s	April 2009
Conventional Jack-up Rigs:
Rowan-Juneau	116	300	30,000	1977	Gulf of Mexico	Newfield	Low 60s	December 2007
						Helix ERT	Mid 60s	March 2008
Rowan-Alaska	84	350	30,000	1975	Gulf of Mexico	Devon	Low 100s	January 2008
						Stone Energy	Mid 90s	March 2008
Rowan-Louisiana	84	350	30,000	1975	Gulf of Mexico	Helix ERT	Mid 90s	January 2008
Rowan-Anchorage	52	250	20,000	1972	Gulf of Mexico	ADTI	Low 60s	February 2008	Rig incurred approximately six days of November downtime.

Rig Class denotes LeTourneau, Inc. hull number. 200-C is a Gorilla class unit designed for extreme hostile environment capability. 219-C is a Super Gorilla class unit, an enhanced version of the Gorilla class, and 224-C is a Super Gorilla XL design. 225-C is a Tarzan Class unit.  240-C is LeTourneau's latest jack-up design.  Unless otherwise indicated, all day rates include estimated amortization of contract mobilization/modification revenues.  Estimated contract durations reflect either stated drilling periods or expected time required for the contracted well or wells.

ROWAN HEREBY ADVISES THAT THE TABLE SET FORTH ABOVE MAY CONTAIN INACCURATE, INCOMPLETE AND/OR INCORRECT INFORMATION AND IS SUBJECT TO CHANGE AT ANY TIME.
THE INFORMATION SHOULD NOT BE RELIED UPON FOR ANY PURPOSE, AND ROWAN HEREBY DISCLAIMS ANY LIABILITY RELATING TO THE USE OF THE INFORMATION SET FORTH ABOVE.

This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Relevant factors have been disclosed in the Company's filiings with the U. S. Securities and Exchange Commission.